Fourth-quarter and Full-Year 2020 Earnings Investor Supplemental Materials March 11th, 2021

NASDAQ: LUNA Luna Innovations Incorporated© 2021 2 Safe Harbor Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995 This presentation includes information that constitutes “forward-looking statements” made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include the company's expectations regarding the company's future financial performance, including 2021 guidance, and the market and potential demand for its products, the company's growth potential, its balance sheet and capitalization and access to capital, its technological advantages and capabilities, its continuity of operations during the COVID-19 pandemic, upgrades to enterprise software, its strategic position, and corporate culture. Management cautions the reader that these forward-looking statements are only predictions and are subject to a number of both known and unknown risks and uncertainties, and actual results, performance, and/or achievements of the company may differ materially from the future results, performance, and/or achievements expressed or implied by these forward-looking statements as a result of a number of factors. These factors include, without limitation, failure of demand for the company’s products and services to meet expectations, failure of target markets to grow and expand, technological, operational and strategic challenges, uncertainties related to the ultimate impact of the COVID-19 pandemic and those risks and uncertainties set forth in the company’s periodic reports and other filings with the Securities and Exchange Commission ("SEC"). Such filings are available on the SEC’s website at www.sec.gov and on the company’s website at www.lunainc.com. The statements made in this presentation are based on information available to Luna as of the date of this presentation, March 11, 2021, and Luna undertakes no obligation to update any of the forward-looking statements after the date of this presentation, except as required by law. Adjusted Financial Measures In addition to U.S. GAAP financial information, this presentation includes Adjusted EBITDA, a non-GAAP financial measure. This non-GAAP financial measure is in addition to, and not a substitute for or superior to, measures of financial performance prepared in accordance with U.S. GAAP. A reconciliation of Adjusted EBITDA to Net Income is included in the appendix to this presentation.

4Q and Full-Year FY20 Results

NASDAQ: LUNA Luna Innovations Incorporated© 2021 4 Fourth-quarter 2020: Key Financial Results Q4 was Luna’s strongest-ever fourth quarter, although reported results included the OptaSense acquisition and its associated costs and stub period results. In order to help understand trends in ongoing operating performance (that will compare to 2021 guidance), we are also providing metrics without OptaSense. Total revenues of $25.9M; up 33% year-over-year; revenues of $24.4M, up 25% excluding OptaSense  Lightwave revenue of $19.3M, up 38% year-over-year • Excluding OptaSense, revenue of $17.8M, up 27%  Luna Labs revenue of $6.6M, up 21% year-over-year Operating income of $0.5M, compared to $1.7M for the prior-year period  Excluding OptaSense and deal related costs, Operating income of $3.7M for Q4 2020, or a margin of 15% Net loss from continuing operations of $0.1M, compared to income of $2.1M for the prior-year period  Excluding OptaSense and deal related costs, Net Income from continuing operations of $3.0M for Q4 2020, or $0.09 per fully diluted share Adjusted EBITDA of $4.3M, compared to $3.2M for the prior-year period  Excluding OptaSense and deal related costs, Adjusted EBITDA of $5.0M for Q4 2020 1Adj EPS and EBITDA are a non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 5 Full-Year 2020: Key Financial Results Total revenues of $82.7M; up 17% year-over-year; Revenues of $81.2M, up 15% excluding OptaSense  Lightwave revenue of $59.1M, up 20% year-over-year • Excluding OptaSense, revenue of $57.6M, up 17%  Luna Labs revenue of $23.6M, up 10% year-over-year Operating income of $5.0M, compared to $3.3M in FY 2019  Excluding OptaSense and deal related costs, Operating income of $8.1M for FY 2020, or a margin of 10% Net income from continuing operations of $4.7M, compared to $5.3M in FY 2019  Excluding OptaSense and deal related costs, Net Income from continuing operations of $7.8M for FY 2020, or $0.24 per fully diluted share Adjusted EBITDA of $13.1M, compared to $9.5M in FY 2019  Excluding OptaSense and deal related costs, Adjusted EBITDA of $13.8M for FY 2020 1Adj EPS and EBITDA are non-GAAP measures. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 6 Fourth-quarter 2020 Highlights and Accomplishments Reported strong fourth-quarter 2020 financial results in challenging COVID environment Acquired OptaSense, a leader in distributed acoustic sensing  Providing fully distributed measurement capabilities for long-range applications Secured new debt facility with PNC Bank, establishing important new banking relationship  $12.5M term facility  $15.0M revolver facility • $7.5M drawn on revolver Closed single largest instrument order in company history  $6.2M deal with Lockheed Martin

NASDAQ: LUNA Luna Innovations Incorporated© 2021 7 FY 2020 Highlights and Accomplishments Maintained continuity of operations through global pandemic  Health and safety of employees remained a high priority Completed the acquisitions of OptaSense and New Ridge Technologies adding significant talent, product depth, IP (over 150 patents) and a global footprint Continued focus on building sales pipeline and interacting with customers through frequent videoconferencing calls, virtual sales conference, tradeshows and Luna-hosted product education webinars Implemented organization-wide upgrades to enterprise software and other foundational items  NetSuite  Salesforce.com  Hired into key positions, both in operations and corporate shared services  Employee Stock Purchase Plan  Human Capital Management providers Added to the Russell 3000® and Small-Cap Russell 2000 ® Indexes

NASDAQ: LUNA Luna Innovations Incorporated© 2021 8 ($2.0) $0.3 $9.5 FY16 FY17 FY18 FY19 FY20 Adjusted EBITDA1 (millions) $3.1 $29.6 $33.1 $42.9 $70.5 FY16 FY17 FY18 FY19 FY20 Revenue (millions) $82.7 Strong Financial Results 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. 11/9/20 Guidance: $81.0 - $83.0 11/9/2020 Guidance: $10.0 to $12.0 $13.1

NASDAQ: LUNA Luna Innovations Incorporated© 2021 9 A Flexible Balance Sheet Strong balance sheet on December 31, 2020:  $131.0M in total assets • $15.4M in cash and cash equivalents • $45.4M in working capital Total debt of $20.0M outstanding  $12.5M in term debt  $7.5M drawn on revolver • $7.5M available Allows us to deploy our capital to generate long-term sustainable growth by increasing organic sales, reinvesting in our business and identifying inorganic opportunities

NASDAQ: LUNA Luna Innovations Incorporated© 2021 10 2021 Financial Outlook Issuing FY 2021 outlook:  Total revenues of $122M to $127M  Adjusted EBITDA1 of $16M to $19M 1 Adj EBITDA is a non-GAAP measure. Reconciliation of comparable GAAP measures to non-GAAP measures are included in the appendix to this presentation. The outlook above does not include any future acquisitions, divestitures, or unanticipated events.

NASDAQ: LUNA Luna Innovations Incorporated© 2021 11 Luna – Enabling the Future with Fiber Positioned as a global fiber optic leader Proprietary measurement technology, offering unprecedented combination of resolution, accuracy and speed Customers in attractive markets: Military and Defense, Communications, Infrastructure, Energy, Automotive and Aerospace Positioned to take advantage of trends such as vehicle lightweighting, smart infrastructure, and increasing demands on data centers and broadband capacity Adequately capitalized to fund growth Long-tenured, experienced executive team / board Corporate culture of innovation and integrity Overview

Appendix

NASDAQ: LUNA Luna Innovations Incorporated© 2021 13 Reconciliation of Net Income to Adjusted EBITDA (1) Non-recurring charges consist of the following: 2020) footprint consolidation 2019) CFO transition expenses

NASDAQ: LUNA Luna Innovations Incorporated© 2021 14 Reconciliation of Net Income to Adjusted EBITDA: Full Year (1) Non-recurring charges include the following: 2017) CEO separation costs and other share-based compensation; 2018) Transaction-related expenses associated with the acquisition of Micron Optics, Inc.; 2019) CFO transition expenses; 2020) footprint consolidation

NASDAQ: LUNA Luna Innovations Incorporated© 2021 15 Reconciliation of Net Income to Adjusted and Legacy Adjusted EPS (1) Non-recurring charges consist of the following: 2020) footprint consolidation 2019) CFO transition expenses. 2020 2019 2020 2019 Reconciliation of Net Income to Adjusted EPS Net income (63)$ 2,146$ 3,291$ 5,343$ Loss from discontinued operations, net of income tax benefit of $464 - - 1,436 - GAAP (loss)/income from continuing operations (63)$ 2,146$ 4,727$ 5,343$ Adjustments: Stock Based Compensation 596 404 2,134 1,544 Acquisition related expense 2,204 85 2,204 1,027 Amortization of Inventory Step-up 78 - 78 725 Non-Recurring Items (1) - 363 668 363 Release of Valuation Allowance (568) - (907) Total adjustments: 2,878 284 5,084 2,752 Income tax adjustment - benefit (expense) (322) (232) (1,198) (811) Adjusted (loss)/income from continuing operations 2,492$ 2,198$ 8,613$ 7,284$ Optasense net loss (863) (863) Legacy adjusted income from continuing operations 3,355$ 2,198$ 9,476$ 7,284$ Adjusted EPS 0.08 0.07 0.26 0.23 Legacy Adjusted EPS 0.10 0.07 0.29 0.23 Adjusted weighted average shares (in thousands): Diluted 32,831 32,212 32,579 31,841 Three Months Ended Twelve Months Ended December 31, December 31, (Unaudited) (Unaudited)

NASDAQ: LUNA Luna Innovations Incorporated© 2021 16 Historical Quarterly Results